UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

1307 Point Street, Baltimore, MD 21231

(Address of principal executive offices)

David Oestreicher

1307 Point Street, Baltimore, MD 21231

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Annual Shareholder Report

December 31, 2025

Dividend Growth ETF (TDVG)

Principal Listing Exchange: NYSE Arca, Inc.

This annual shareholder report contains important information about Dividend Growth ETF (the "fund") for the period of January 1, 2025 to December 31, 2025. You can find the fund’s prospectus, financial information on Form N-CSR (which includes required tax information for dividends), holdings, proxy voting information, and other information at www.troweprice.com/prospectus. You can also request this information without charge by contacting T. Rowe Price at 1-800-638-5660 or info@troweprice.com or by contacting your intermediary.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Dividend Growth ETF	$54	0.50%

What drove fund performance during the past 12 months?

  U.S. equities rose in 2025, with favorable corporate earnings, artificial intelligence tailwinds, and a broadly constructive regulatory environment helping overcome tariff concerns. As the year progressed, the U.S. Federal Reserve resumed short-term interest rate cuts despite continued elevated inflation.

  The following contributed most to the portfolio’s performance, relative to the S&P 500 Index, during the reporting period: stock selection in financials, led by JPMorgan Chase, which benefited from strong earnings with rising net interest income, and stock selection in industrials and business services, where GE Aerospace and Howmet Aerospace produced impressive earnings and benefited from the post-pandemic aerospace recovery.

  The following detracted most from portfolio performance, relative to the benchmark, during the reporting period: an underweight in communication services and a combination of our underweight and stock choices in information technology. A handful of names that do not meet our dividend growth criteria and, thus, are not in our investable universe led returns in these sectors.

  The fund seeks dividend income and long-term capital growth primarily through investments in stocks. The fund will normally invest at least 65% of its total assets in the common stocks of dividend-paying companies that we expect to increase their dividends over time and also provide long-term appreciation. Our in-house research team looks for stocks with sustainable, above-average growth in earnings and dividends, and we attempt to buy them when they are temporarily out of favor or undervalued by the market.

How has the fund performed?

Cumulative Returns of a Hypothetical $10,000 Investment as of December 31, 2025

	ETF (Based on Net Asset Value)	Regulatory Benchmark	Strategy Benchmark
8/4/20	10,000	10,000	10,000
9/30/20	10,151	10,206	10,201
12/31/20	11,352	11,705	11,440
3/31/21	11,917	12,448	12,146
6/30/21	12,776	13,473	13,185
9/30/21	12,851	13,460	13,262
12/31/21	14,314	14,708	14,724
3/31/22	13,625	13,932	14,047
6/30/22	12,118	11,605	11,785
9/30/22	11,610	11,087	11,210
12/31/22	12,880	11,883	12,057
3/31/23	13,115	12,737	12,961
6/30/23	13,752	13,805	14,094
9/30/23	13,282	13,356	13,633
12/31/23	14,643	14,968	15,227
3/31/24	15,834	16,467	16,834
6/30/24	16,078	16,997	17,555
9/30/24	17,147	18,056	18,589
12/31/24	16,629	18,531	19,037
3/31/25	17,023	17,656	18,223
6/30/25	17,905	19,597	20,217
9/30/25	18,617	21,199	21,860
12/31/25	19,086	21,709	22,440

202505-4541202, 202601-5112120

ETF786-052 02/26

Average Annual Total Returns

Fund	1 Year	5 Years	Since Inception 8/4/20
Dividend Growth ETF (Based on Net Asset Value)	14.78%	10.95%	12.70%
Russell 3000 Index (Regulatory Benchmark)	17.15%	13.15%	15.41%
S&P 500 Index (Strategy Benchmark)	17.88%	14.42%	16.12%

The preceding line graph shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The fund’s performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). The fund's total return figures reflect the reinvestment of dividends and capital gains, if any. Neither the fund’s returns nor the index returns reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares. The fund’s past performance is not a good predictor of the fund’s future performance. Updated performance information can be found at www.troweprice.com.

What are some fund statistics?

Fund Statistics

  Total Net Assets (000s)$1,178,403
  Number of Portfolio Holdings94
  Investment Advisory Fees Paid (000s)$4,662
  Portfolio Turnover Rate17.3%

What did the fund invest in?

Sector Allocation (as a % of Net Assets)

Information Technology	25.1%
Financials	20.8
Industrials & Business Services	14.1
Health Care	12.9
Consumer Discretionary	6.5
Consumer Staples	6.2
Energy	3.9
Utilities	3.4
Materials	3.1
Other	4.0

Top Ten Holdings (as a % of Net Assets)

Microsoft	6.2%
Apple	5.3
Broadcom	3.4
JPMorgan Chase	3.2
Visa	2.9
GE Aerospace	2.3
Bank of America	1.9
Chubb	1.9
Eli Lilly	1.8
Walmart	1.8

If you invest directly with T. Rowe Price, you can elect to receive future shareholder reports or other important documents through electronic delivery by enrolling at www.troweprice.com/paperless. If you invest through a financial intermediary such as an investment advisor, a bank, retirement plan sponsor or a brokerage firm, please contact that organization and ask if it can provide electronic delivery.

Frank Russell Company "LSE" and S&P do not accept any liability for any errors or omissions in the indexes or data, and hereby expressly disclaim all warranties of originality, accuracy, completeness, timeliness, merchantability and fitness for a particular purpose. No party may rely on any indexes or data contained in this communication. Visit www.troweprice.com/en/us/market-data-disclosures for additional legal notices & disclaimers.

Dividend Growth ETF (TDVG)

T. Rowe Price Investment Services, Inc.

1307 Point Street

Baltimore, Maryland 21231

Principal Listing Exchange: NYSE Arca, Inc.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Paul F. McBride qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. McBride is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2025	2024

Audit Fees	$23,735	$23,525
Audit-Related Fees	-	-
Tax Fees	125	-
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

  (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,862,000 and $1,262,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a – b) Report pursuant to Regulation S-X.

Financial Statements and Other Information
December 31, 2025
T. ROWE PRICE
TDVG	Dividend Growth ETF
For more insights from T. Rowe Price investment professionals, go to troweprice.com.

T. ROWE PRICE DIVIDEND GROWTH ETF

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
NET ASSET VALUE
Beginning of period	$ 39.56	$ 35.21	$ 31.41	$ 35.32	$ 28.26
Investment activities
Net investment income(1)(2)	0.47	0.45	0.47	0.42	0.33
Net realized and unrealized gain/loss	5.35	4.32	3.79	(3.97)	7.01
Total from investment activities	5.82	4.77	4.26	(3.55)	7.34
Distributions
Net investment income	(0.45)	(0.42)	(0.46)	(0.36)	(0.28)
NET ASSET VALUE
End of period	$ 44.93	$ 39.56	$ 35.21	$ 31.41	$ 35.32
Ratios/Supplemental Data
Total return, based on NAV(2)(3)	14.78%	13.56%	13.69%	(10.02)%	26.09%
Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.50%	0.50%	0.50%	0.50%	0.50%
Net expenses after waivers/payments by Price Associates	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	1.11%	1.15%	1.43%	1.34%	1.01%
Portfolio turnover rate(4)	17.3%	14.0%	18.0%	18.3%	12.1%
Net assets, end of period (in millions)	$ 1,178	$ 748	$ 349	$ 272	$ 127

(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
(4)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH ETF

December 31, 2025
PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)

COMMON STOCKS 98.7%
COMMUNICATION SERVICES 1.1%
Wireless Telecommunication Services 1.1%
T-Mobile US	61,214	12,429
Total Communication Services		12,429
CONSUMER DISCRETIONARY 6.5%
Hotels, Restaurants & Leisure 3.2%
Hilton Worldwide Holdings	53,431	15,348
Marriott International, Class A	11,692	3,627
McDonald's	41,558	12,702
Yum! Brands	43,458	6,574
		38,251
Specialty Retail 3.0%
Home Depot	43,236	14,878
Ross Stores	93,333	16,813
Tractor Supply	67,756	3,388
		35,079
Textiles, Apparel & Luxury Goods 0.3%
NIKE, Class B	59,148	3,768
		3,768
Total Consumer Discretionary		77,098
CONSUMER STAPLES 6.2%
Beverages 1.3%
Coca-Cola	212,598	14,863
		14,863
Consumer Staples Distribution & Retail 2.2%
Costco Wholesale	6,444	5,557

T. ROWE PRICE DIVIDEND GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
Walmart	185,538	20,670
		26,227
Food Products 0.7%
Mondelez International	160,523	8,641
		8,641
Household Products 0.9%
Colgate-Palmolive	139,470	11,021
		11,021
Tobacco 1.1%
Philip Morris International	76,421	12,258
		12,258
Total Consumer Staples		73,010
ENERGY 3.9%
Energy Equipment & Services 0.5%
SLB	168,210	6,456
		6,456
Oil, Gas & Consumable Fuels 3.4%
ConocoPhillips	117,590	11,008
EOG Resources	53,672	5,636
EQT	4,775	256
Exxon Mobil	140,461	16,903
Williams	102,326	6,151
		39,954
Total Energy		46,410
FINANCIALS 20.8%
Banks 6.1%
Bank of America	411,701	22,644
JPMorgan Chase	118,807	38,282

T. ROWE PRICE DIVIDEND GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
Wells Fargo	117,812	10,980
		71,906
Capital Markets 4.9%
Charles Schwab	165,477	16,533
CME Group	18,594	5,077
Goldman Sachs Group	9,878	8,683
Morgan Stanley	104,234	18,505
S&P Global	15,934	8,327
		57,125
Consumer Finance 1.7%
American Express	53,979	19,969
		19,969
Financial Services 2.9%
Visa, Class A	97,578	34,221
		34,221
Insurance 5.2%
Aon, Class A	10,266	3,623
Chubb	71,022	22,167
Hartford Insurance Group	60,560	8,345
Marsh & McLennan	86,387	16,027
Progressive	48,915	11,139
		61,301
Total Financials		244,522
HEALTH CARE 12.9%
Biotechnology 2.2%
AbbVie	66,623	15,222
Gilead Sciences	86,001	10,556
		25,778

T. ROWE PRICE DIVIDEND GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
Health Care Equipment & Supplies 1.8%
Becton Dickinson & Company	24,377	4,731
GE HealthCare Technologies	55,318	4,537
Stryker	33,813	11,884
		21,152
Health Care Providers & Services 3.5%
Cigna	806	222
Elevance Health	13,050	4,575
McKesson	18,375	15,073
Quest Diagnostics	54,487	9,455
UnitedHealth Group	36,150	11,933
		41,258
Life Sciences Tools & Services 2.4%
Danaher	53,919	12,343
Thermo Fisher Scientific	27,318	15,830
		28,173
Pharmaceuticals 3.0%
AstraZeneca, ADR	156,345	14,373
Eli Lilly	19,863	21,346
		35,719
Total Health Care		152,080
INDUSTRIALS & BUSINESS SERVICES 14.1%
Aerospace & Defense 4.9%
GE Aerospace	89,761	27,649
Howmet Aerospace	75,997	15,581
Northrop Grumman	25,096	14,310
		57,540

T. ROWE PRICE DIVIDEND GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
Building Products 0.7%
Trane Technologies	20,961	8,158
		8,158
Commercial Services & Supplies 1.0%
Waste Connections	66,925	11,736
		11,736
Electrical Equipment 0.7%
GE Vernova	5,539	3,620
Rockwell Automation	13,509	5,256
		8,876
Ground Transportation 2.3%
CSX	219,194	7,946
Old Dominion Freight Line	44,302	6,947
Union Pacific	51,043	11,807
		26,700
Industrial Conglomerates 0.5%
Honeywell International	32,685	6,377
		6,377
Machinery 2.0%
Caterpillar	14,663	8,400
Deere	27,478	12,793
Illinois Tool Works	9,879	2,433
		23,626
Professional Services 1.7%
Automatic Data Processing	25,989	6,685
Broadridge Financial Solutions	57,478	12,827
		19,512

T. ROWE PRICE DIVIDEND GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
Trading Companies & Distributors 0.3%
WW Grainger	3,309	3,339
		3,339
Total Industrials & Business Services		165,864
INFORMATION TECHNOLOGY 25.1%
Communications Equipment 0.5%
Cisco Systems	71,263	5,489
		5,489
Electronic Equipment, Instruments & Components 2.5%
Amphenol, Class A	132,677	17,930
TE Connectivity	50,301	11,444
		29,374
IT Services 0.5%
Accenture, Class A	23,816	6,390
		6,390
Semiconductors & Semiconductor Equipment 9.1%
Analog Devices	58,625	15,899
Applied Materials	32,922	8,461
Broadcom	116,989	40,490
KLA	15,025	18,256
QUALCOMM	34,672	5,931
Taiwan Semiconductor Manufacturing, ADR	33,435	10,160
Texas Instruments	43,466	7,541
		106,738
Software 7.2%
Intuit	9,228	6,113
Microsoft	151,449	73,244
Roper Technologies	13,762	6,126
		85,483

T. ROWE PRICE DIVIDEND GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
Technology Hardware, Storage & Peripherals 5.3%
Apple	230,857	62,761
		62,761
Total Information Technology		296,235
MATERIALS 3.1%
Chemicals 2.5%
Linde	36,854	15,714
RPM International	27,590	2,869
Sherwin-Williams	32,897	10,660
		29,243
Containers & Packaging 0.6%
Avery Dennison	36,617	6,660
		6,660
Total Materials		35,903
REAL ESTATE 1.6%
Residential REITs 1.0%
Equity Residential, REIT	179,424	11,311
		11,311
Specialized REITs 0.6%
American Tower, REIT	43,919	7,711
		7,711
Total Real Estate		19,022
UTILITIES 3.4%
Electric Utilities 1.0%
NextEra Energy	101,205	8,125
Southern	42,880	3,739
		11,864

T. ROWE PRICE DIVIDEND GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
Gas Utilities 0.8%
Atmos Energy	57,804	9,689
		9,689
Multi-Utilities 1.6%
Ameren	132,701	13,252
CMS Energy	78,525	5,491
		18,743
Total Utilities		40,296
Total Common Stocks (Cost $970,628)		1,162,869
SHORT-TERM INVESTMENTS 1.2%
Money Market Funds 1.2%
State Street Institutional U.S. Government Money Market Fund, 3.74% (1)	14,716,721	14,717
Total Short-Term Investments (Cost $14,717)		14,717
Total Investments in Securities 99.9% of Net Assets (Cost $985,345)		$1,177,586

‡	Shares are denominated in U.S. dollars unless otherwise noted.
(1)	Seven-day yield
ADR	American Depositary Receipts
REIT	A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH ETF

December 31, 2025
    STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $985,345)	$1,177,586
Receivable for shares sold	1,123
Dividends receivable	867
Receivable for investment securities sold	437
Total assets	1,180,013
Liabilities
Payable for investment securities purchased	1,114
Investment management and administrative fees payable	496
Total liabilities	1,610
NET ASSETS	$1,178,403
Net Assets Consists of:
Total distributable earnings (loss)	$157,120
Paid-in capital applicable to 26,225,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares of the Corporation authorized	1,021,283
NET ASSETS	$1,178,403
NET ASSET VALUE PER SHARE	$44.93
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH ETF

    STATEMENT OF OPERATIONS

($000s)
Year Ended
12/31/25
Investment Income (Loss)
Dividend income (net of foreign taxes of $28)	$15,028
Investment management and administrative expense	4,662
Net investment income	10,366
Realized and Unrealized Gain / Loss
Net realized gain (loss)
Securities	(15,424)
In-kind redemptions	10,762
Net realized loss	(4,662)
Change in net unrealized gain / loss on securities	125,125
Net realized and unrealized gain / loss	120,463
INCREASE IN NET ASSETS FROM OPERATIONS	$130,829
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH ETF

    STATEMENT OF CHANGES IN NET ASSETS

($000s)
	Year Ended
	12/31/25	12/31/24
Increase (Decrease) in Net Assets
Operations
Net investment income	$10,366	$6,557
Net realized gain (loss)	(4,662)	23,185
Change in net unrealized gain / loss	125,125	26,301
Increase in net assets from operations	130,829	56,043
Distributions to shareholders
Net earnings	(10,304)	(6,584)
Capital share transactions*
Shares sold	345,162	454,630
Shares redeemed	(34,801)	(106,051)
Increase in net assets from capital share transactions	310,361	348,579
Net Assets
Increase during period	430,886	398,038
Beginning of period	747,517	349,479
End of period	$1,178,403	$747,517
*Share information (000s)
Shares sold	8,165	11,660
Shares redeemed	(835)	(2,690)
Increase in shares outstanding	7,330	8,970
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH ETF

    NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Dividend Growth ETF (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks dividend income and long-term capital growth.
The fund is considered an actively-managed exchange-traded fund (ETF) that does not disclose its portfolio holdings daily, which is different from a traditional ETF and may create additional risks. In order to provide market participants with information on the fund’s investments, the fund publishes a “Proxy Portfolio” on its website daily. A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The fund does disclose its full portfolio holdings on a quarterly basis, similar to mutual funds.
NOTE  1  –  SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions

T. ROWE PRICE DIVIDEND GROWTH ETF

are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. A capital gain distribution, if any, may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.
Capital Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 5,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. Eastern time, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

T. ROWE PRICE DIVIDEND GROWTH ETF

NOTE  2  –  VALUATION
Fair Value
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial

T. ROWE PRICE DIVIDEND GROWTH ETF

instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Designee typically will afford the greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs
On December 31, 2025, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values.

T. ROWE PRICE DIVIDEND GROWTH ETF

NOTE  3  –  OTHER INVESTMENT TRANSACTIONS
Purchases and sales of portfolio securities excluding in-kind transactions and short-term securities aggregated $159,377,000 and $163,077,000, respectively, for the year ended December 31, 2025. Portfolio securities received and delivered through in-kind transactions aggregated $339,956,000 and $34,194,000, respectively, for the year ended December 31, 2025.
NOTE  4  –  FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to redemptions in kind.
The tax character of distributions paid for the periods presented was as follows:
($000s)
	December 31,	December 31,
	2025	2024
Ordinary income (including short-term capital gains, if any)	$10,304	$6,584
At December 31, 2025, the tax-basis cost of investments, (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:

T. ROWE PRICE DIVIDEND GROWTH ETF

($000s)
Cost of investments	$986,240
Unrealized appreciation	$212,746
Unrealized depreciation	(21,400)
Net unrealized appreciation (depreciation)	$191,346
At December 31, 2025, the tax-basis components of accumulated net earnings (loss) were as follows:
($000s)
Undistributed ordinary income	$82
Net unrealized appreciation (depreciation)	191,346
Loss carryforwards and deferrals	(34,308)
Total distributable earnings (loss)	$157,120
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to capital loss carryforwards. Capital loss carryforwards are available indefinitely to offset future realized capital gains.
NOTE  5  –   FOREIGN TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net

T. ROWE PRICE DIVIDEND GROWTH ETF

unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.
NOTE  6  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an annual all-inclusive fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring and extraordinary expenses.
T. Rowe Price Investment Services, Inc. (Investment Services) serves as distributor to the fund. Pursuant to an underwriting agreement, no compensation for any distribution services provided is paid to Investment Services by the fund.
Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund. No Price Fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2025, approximately 6% of the fund’s outstanding shares were held by Price Funds and accounts.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2025, fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE  7  –   SEGMENT REPORTING
Operating segments are defined as components of a company that engage in business activities and for which discrete financial information is available and regularly reviewed by the chief operating decision maker (CODM) in deciding how

T. ROWE PRICE DIVIDEND GROWTH ETF

to allocate resources and assess performance. The Management Committee of Price Associates acts as the fund’s CODM. The fund makes investments in accordance with its investment objective as outlined in the Prospectus and is considered one reportable segment because the CODM allocates resources and assesses the operating results of the fund on the whole.
The fund’s revenue is derived from investments in a portfolio of securities. The CODM allocates resources and assesses performance based on the operating results of the fund, which is consistent with the results presented in the statement of operations, statement of changes in net assets and financial highlights. The CODM compares the fund’s performance to its benchmark index and evaluates the positioning of the fund in relation to its investment objective. The measure of segment assets is net assets of the fund which is disclosed in the statement of assets and liabilities.
The accounting policies of the segment are the same as those described in the summary of significant accounting policies. The financial statements include all details of the segment assets, segment revenue and expenses; and reflect the financial results of the segment.
NOTE  8  –   OTHER MATTERS
Unpredictable environmental, political, social and economic events, including but not limited to, environmental or natural disasters, war and conflict, terrorism, geopolitical and regulatory developments (including trading and tariff arrangements), and public health epidemics or threats, may significantly affect the economy and the markets and issuers in which a fund invests. The extent and duration of such events and resulting market disruptions cannot be predicted. These and other similar events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by these or such events.

T. ROWE PRICE DIVIDEND GROWTH ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of T. Rowe Price Exchange-Traded Funds, Inc. and Shareholders of T. Rowe Price Dividend Growth ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Dividend Growth ETF (one of the funds constituting T. Rowe Price Exchange-Traded Funds, Inc., referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE DIVIDEND GROWTH ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(CONTINUED)
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
February 18, 2026
We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

T. ROWE PRICE DIVIDEND GROWTH ETF

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/25
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund’s distributions to shareholders included:
For taxable non-corporate shareholders, $13,897,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.
For corporate shareholders, $12,594,000 of the fund’s income qualifies for the dividends-received deduction.

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1307 Point Street
Baltimore, Maryland 21231
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
T. Rowe Price Investment Services, Inc.
ETF786-050 02/26

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Remuneration paid to Directors is included in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

If applicable, see Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2)	Listing standards relating to recovery of erroneously awarded compensation: not applicable.

(3)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 18, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 18, 2026

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 18, 2026